TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

MATTHEW J. POZNAR

I, Matthew J. Poznar, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of April 1, 2022
Matthew J. Poznar

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

LISA M. PROCH

I, Lisa M. Proch, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa M. Proch	Dated as of April 1, 2022
Lisa M. Proch

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

PETER F. SANNIZZARO

I, Peter F. Sannizzaro, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of April 1, 2022
Peter F. Sannizzaro

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

SAMIR SRIVASTAVA

I, Samir Srivastava, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Samir Srivastava	Dated as of April 1, 2022
Samir Srivastava

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

ROBERT W. STEIN

I, Robert W. Stein, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 1, 2022
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

RONALD K. TANEMURA

I, Ronald K. Tanemura, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Ronald K. Tanemura	Dated as of April 1, 2022
Ronald K. Tanemura

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Federico Bonini

I, Federico Bonini, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Federico Bonini	Dated as of October 15, 2022
Federico Bonini

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of October 15, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert R. Siracusa

I, Robert R. Siracusa, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert R. Siracusa	Dated as of October 15, 2022
Robert R. Siracusa

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of October 15, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Christopher Abreu

I, Christopher Abreu, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher Abreu	Dated as of October 15, 2022
Christopher Abreu

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of October 15, 2022

Filed on Form N-4

File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805